Summary Prospectus Supplement	January 31, 2018

Putnam VT Multi-Cap Growth Fund
Summary Prospectus dated April 30, 2017

Putnam Investment Management, LLC (Putnam Management) has recommended, and the fund’s Board of Trustees has approved, changes to the fund’s investment strategy in order to incorporate sustainability criteria, as described in more detail below. Putnam Management currently anticipates that the changes will be effective on or about April 30, 2018 (the Effective Date).

In connection with the implementation of these changes, the fund may make dispositions of certain portfolio holdings or close certain positions. Such transactions, which are expected to occur largely in May 2018, may result in certain brokerage commissions or other transaction costs.

On the Effective Date, the fund’s name will change to “Putnam VT Sustainable Leaders Fund,” and the fund’s principal investment strategies and principal risks will change as described below. Accordingly, on the Effective Date, the following changes are made in the fund’s Summary Prospectus:

• All references in the Summary Prospectus to Putnam VT Multi-Cap Growth Fund are deleted and replaced with “Putnam VT Sustainable Leaders Fund.”

• Similar information in the sub-sections Investments and Risks in the section Fund Summary – Investments, risks and performance is deleted in its entirety and replaced with the following:

Investments

We invest mainly in common stocks of U.S. companies of any size, with a focus on growth stocks of companies that we believe exhibit a commitment to sustainable business practices. Growth stocks are stocks of companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. We consider sustainability factors, as described below, and may consider other factors, such as a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

Sustainable investing. In selecting investments, we focus on companies that we believe have a demonstrated commitment to sustainable business practices. This commitment may be reflected through environmental, social and/or corporate governance (ESG) policies, practices or outcomes.

Risks

It is important to understand that you can lose money by investing in the fund.

The value of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. These risks are generally greater for small and midsize companies. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors.

Investing with a focus on companies that exhibit a commitment to sustainable business practices may cause the fund to forego otherwise attractive investment opportunities or may increase or decrease the fund’s exposure to certain types of companies and, therefore, to underperform funds that do not invest with a similar focus. In evaluating an investment opportunity, we may make investment decisions based on information and data that is incomplete or inaccurate. In addition, a company’s business practices may change over time. As a result of these possibilities, the fund may temporarily hold securities that are inconsistent with the fund’s sustainable investment criteria.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Shareholders should retain this Supplement for future reference.

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